Exhibit 99.2

DATAVAULT AI INC.

FREQUENTLY ASKED QUESTIONS (“FAQ”)
REGARDING THE WARRANT DISTRIBUTION

This FAQ addresses details of the distribution by Datavault AI Inc. (“Datavault”) of warrants (the “Warrants”) to purchase shares of Datavault common stock, par value $0.0001 per share (the “Datavault Common Stock”), to certain record holders of common stock and certain other equity securities of Datavault, including the related record date, distribution date and distribution ratio.

Q:	What is the distribution of Warrants to certain holders of Datavault equity securities?
A:

On December 29, 2025, Datavault announced that its board of directors (the “Datavault Board”) declared a dividend (“Distribution”) of one Warrant to purchase one share of Datavault Common Stock for every 60 shares of Datavault Common Stock held or deemed to be held by certain Datavault equityholders for purposes of the Distribution pursuant to certain contractual rights of the holders of the following equity securities of Datavault, in each case as of the close of business on the Record Date (as defined below):

(i)	Datavault Common Stock (such record holders, the “Record Datavault Common Holders”),

(ii)	certain warrants to purchase Datavault Common Stock that have the right to participate in the Distribution pursuant to their respective terms (such warrants, the “Record Datavault Warrants” and such record holders, the “Record Datavault Warrant Holders”),

(iii)	certain convertible promissory notes of Datavault that have the right to participate in the Distribution pursuant to their respective terms (such notes, the “Record Datavault Notes” and such record holders, the “Record Datavault Note Holders”), and

(iv)	certain equity awards and/or grants that are issued and outstanding as of the Record Date and which were granted under Datavault’s stock option plan, stock incentive plan or other equity incentive plans that have not been exercised or converted and settled (or, in the case of restricted stock awards, that have not yet vested) as of the Record Date that are entitled to participate in the Distribution pursuant to the terms of their respective awards and/or grants (such awards or grants, the “Record Datavault Awards” and such record holders, the “Record Datavault Award Holders” and together with the Record Datavault Common Holders, the Record Datavault Warrant Holders, and the Record Datavault Note Holders, the “Record Holders”).

The preceding Datavault securities held by the Record Holders as of the Record Date are collectively referred to herein as the “Datavault Securities”.

Q:	What is a Warrant?
A:

A Warrant is an option issued by Datavault that gives the holder thereof the right, but not the obligation, to purchase, subject to the satisfaction of any applicable conditions to the exercise of the Warrants, one share of Datavault Common Stock underlying such Warrant (each, a “Warrant Share”) at the Exercise Price (as defined below), subject to adjustment as described below, before the Warrant expires (see “What is the expiration date of the Warrants?”, “Are there any conditions to the exercise of the Warrants?” and “Can I sell or transfer the Warrants?” below for additional information with respect to the specific terms and conditions of the Warrants).

Holders of Warrants do not have any rights as stockholders with respect to the shares of Datavault Common Stock issuable upon exercise of such Warrants prior to the time such Warrants are validly exercised and the Exercise Price is paid (unless “cashless exercise” applies).

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Q:	What is the Record Date for the Distribution to the Record Holders?
A:	The record date for determining the Record Holders who are entitled to receive Warrants was January 7, 2026 (the “Record Date”), subject to the right of the Datavault Board to change the Record Date to a later date.

Q:	What is the distribution ratio of the Warrants to Datavault Common Stock?
A:	The Distribution will be made to the Record Holders on the basis of one Warrant to purchase one share of Datavault Common Stock for every 60 shares of Datavault Common Stock held (or, for Datavault Securities other than Datavault Common Stock, shares of Datavault Common Stock underlying such Datavault Securities held, subject to the contractual terms of such securities) by such holders as of the close of business on the Record Date (rounding down to the nearest increment of 60 shares). See “How many Warrants will I receive if I am a Record Holder?” below for additional information.

Q:	What is the Distribution Date for the Warrants to be Distributed to Record Holders?
A:	Subject to the satisfaction of the Warrant Exercise Conditions (as defined and described below), the Distribution of the Warrants to the Record Holders will occur on February 23, 2026 (or such other date as determined by the Datavault Board, the “Distribution Date”), subject to the right of the Datavault Board to change the Distribution Date to a later date or to revoke the Distribution entirely prior to the Distribution Date.

Q:	Can the Datavault Board revoke the Distribution to Record Holders?
A:	Yes, the Datavault Board has the right to revoke the Distribution prior to the Distribution Date.

Q:	How will I know if the Datavault Board changes the Record Date or Distribution Date or otherwise revokes the Distribution to Record Holders?
A:	If the Datavault Board changes the Record Date or Distribution Date or otherwise revokes the Distribution to Record Holders prior to the Distribution Date, Datavault will file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) to announce such change(s) or revocation.

Q:	How many Warrants will I receive if I am a Record Holder?
A:

If you are a Record Datavault Common Holder, then you will receive one Warrant for every 60 shares of Datavault Common Stock held by you as of the close of business on the Record Date (rounding down to the nearest increment of 60 shares as described below).

If you are a Record Datavault Warrant Holder, Record Datavault Note Holder or Record Datavault Award Holder, you will receive one Warrant for every 60 shares of Datavault Common Stock underlying the applicable Datavault Securities held by you as of the close of business on the Record Date (rounding down to the nearest increment of 60 shares as described below), as determined pursuant to the terms of the applicable Datavault Security you hold.

If you are a Record Holder and hold: (a) fewer than 60 shares of Datavault Common Stock or shares of Datavault Common Stock underlying the applicable Datavault Securities held as of the close of business on the Record Date, you will not be entitled to receive any Warrants; or (b) more than 60 shares of Datavault Common Stock or shares of Datavault Common Stock underlying the applicable Datavault Securities held as of the close of business on the Record Date in increments of other than 60 shares, you will be entitled to receive only such number of Warrants as is determined by dividing the number of shares of Datavault Common Stock or shares of Datavault Common Stock underlying such Datavault Securities held by you as of the close of business on the Record Date by 60 (rounding down to the nearest increment of 60 shares). By way of example, if you hold 125 shares of Datavault Common Stock as of the Record Date, you will only be entitled to receive two Warrants (i.e., one Warrant in respect of each 60 shares of Datavault Common Stock held (or shares of Datavault Common Stock underlying the applicable Datavault Securities held) by you as of the Record Date).

Q:	Will the Warrants be registered with the U.S. Securities and Exchange Commission?
A:	Datavault intends to file a prospectus supplement (the “Prospectus Supplement”) to its base prospectus, dated as of July 9, 2025 (such prospectus supplement, together with the base prospectus, the “Prospectus”), accompanying its shelf registration statement on Form S-3 (File No. 333-288538) filed with the SEC on July 7, 2025, and declared effective on July 9, 2025, registering the distribution of the Warrants for no consideration and the issuance of the Warrant Shares upon exercise of the Warrants with the SEC, which Prospectus will be available on the SEC’s website located at http://www.sec.gov. Record Holders should read the Prospectus carefully when it is filed on the Distribution Date, including the Risk Factors included and incorporated by reference therein.

Q:	What agreements govern the Warrants?
A:	The terms of the Warrants will be set forth in the Warrants themselves. Datavault intends to file a Form of Warrant with the SEC on the Distribution Date, and the terms of the Warrants will be described in greater detail in the Prospectus Supplement that Datavault intends to file with the SEC on the Distribution Date. The Warrants will be issued pursuant to a Warrant Agreement by and between Datavault and VStock Transfer, LLC, the warrant agent for the Warrants (the “Warrant Agent”), to be entered into on the Distribution Date (the “Warrant Agreement”). The Warrants and the Warrant Agreement will be governed by the laws of the State of New York

Q:	What is the exercise price of the Warrants?
A:	The exercise price of the Warrants will be, initially, $5.00 per Warrant Share (the “Exercise Price”). The Exercise Price will be subject to adjustment in connection with certain events including: (i) stock dividends, splits, subdivisions, reclassifications and combinations; (ii) rights issues; (iii) other distributions and spin-offs; and (iv) fundamental transactions. The provisions with respect to adjustments to the Exercise Price and the other terms and conditions of the Warrants will be set forth in the Warrants themselves.

Q:	What is the expiration date of the Warrants?
A:	The Warrants will be exercisable at any time and from time to time following the Distribution Date (subject to the satisfaction of the Warrant Exercise Conditions (as defined and described below) until the expiration of the Warrants, which expiration shall be at 5:00 p.m. New York City time on the date that is the one year anniversary of the Distribution Date (such date, the “Expiration Date”).

Q:	Are there any conditions to the exercise of the Warrants?
A:

Yes. The exercise of the Warrants will be conditioned upon the requirement that the beneficial owner of each such Warrant (a) holds one Dream Bowl Meme Coin II token per Warrant requested to be exercised; and (b) each such Dream Bowl Meme Coin II token is held in a digital wallet within a Datavault account in each case, as of the date the applicable Notice of Exercise (as defined below) is delivered to the Warrant Agent (such conditions, the “Warrant Exercise Conditions”). Datavault has made separate announcements and filings with the SEC regarding the Dream Bowl Meme Coin II tokens and Record Holders are encouraged to read such announcements and filings for more information regarding such tokens.

No Notice of Exercise will be deemed validly delivered unless it specifies a valid and accurate digital wallet address, indicates the number of Dream Bowl Meme Coin II tokens held in such wallet, which number will be subject to verification by Datavault, and sets forth the email address associated with the applicable holder’s Datavault account. Verification of the Warrant Exercise Conditions may take up to five trading days from the date on which Datavault receives the applicable Notice of Exercise. These and/or any other conditions to the exercise of the Warrants will be set forth in the Warrants themselves.

Q:	Can I sell or transfer the Warrants?
A:	The Warrants will contain restrictions on transfer providing that the Warrants may not be transferred, assigned or sold, except in certain limited circumstances as will be set forth in the Warrants, including by gift to an immediate family member or trust, by virtue of laws of descent and distribution upon death or pursuant to a qualified domestic relations order. The transfer restrictions applicable to the Warrants will be set forth in the Warrants themselves.

Q:	Will the Warrants be publicly-traded?
A:	No. Datavault will not list the Warrants on any stock exchange and the Warrants will therefore not be traded publicly. The Warrants are exercisable for shares of Datavault Common Stock, which currently trade on the Nasdaq Capital Market under the symbol “DVLT.”

Q:	Will the Distribution dilute my ownership of Datavault?
A:	There is no immediate dilution to holders of Datavault Common Stock upon distribution of the Warrants. Warrant Shares will be issued only upon exercise of the Warrants. If you receive a Warrant and determine not to exercise it, you may be diluted to the extent that any Warrants are exercised by other holders.

Q:	How much cash could be raised if all Warrants are exercised?
A:

The amount of cash Datavault may raise from any exercises of the Warrants will depend on the number of Warrants exercised for cash from time to time prior to the Expiration Date. Datavault will not know how many Warrants will be exercised for cash until such Warrants are actually exercised.

If all Warrants are exercised for cash, gross proceeds would equal the number of Warrants exercised multiplied by the Exercise Price. We expect to issue an aggregate of 9,723,486 Warrants on the Distribution Date and if all such Warrants are exercised, Datavault would receive gross proceeds of $48,617,430.

Q:	What will Datavault do with any proceeds from exercises?
A:

If exercised for cash, Datavault currently intends to use the net proceeds, in cash, for working capital and general corporate purposes, which may include capital expenditures, product development, marketing activities, regulatory affairs expenditures, acquisitions of new technologies and investments, business combinations and the repayment, refinancing, redemption or repurchase of indebtedness or capital stock.

The precise amount and timing of the application of these proceeds will depend on our funding requirements and the availability and costs of other funds. Accordingly, we will retain broad discretion over the use of such proceeds. Pending application of the net proceeds as described above, we intend to temporarily invest the proceeds in short-term, investment-grade, interest-bearing instruments.

Q:	Where will I find the full Form of Warrant and official terms?
A:

The official terms of the Warrants will be set forth in the Warrants themselves.

Datavault intends to file a Form of Warrant with the SEC on the Distribution Date, and the terms of the Warrants will be described in greater detail in the Prospectus Supplement that Datavault intends to file with the SEC on the Distribution Date. The Form of Warrant and the Prospectus will be available on the SEC’s website located at http://www.sec.gov.

Q:	Can Datavault change the Warrant terms?
A:	The procedures relating to any amendments or adjustments to the terms of the Warrants will be set forth in the Warrants themselves.

Q:	Are there risks associated with the Warrants?
A:	Yes. Like any security, the Warrants involve risks. For example, they could expire with no value if not exercised. Please review the “Risk Factors” in the Prospectus Supplement that Datavault intends to file in connection with the Warrants and Datavault’s other filings with the SEC for a more detailed discussion.

Q:	What happens to my Warrants if I sell my Datavault Common Stock after the Distribution Date?
A:	If you were a Record Holder as of the Record Date, the Warrants will remain in your account even if you later sell your shares of Datavault Common Stock. The Warrants are separate securities and do not transfer automatically with the Datavault Common Stock. If you will hold your Warrants in “street name” through a brokerage firm, bank, dealer or other similar organization, you should contact that organization regarding account-level mechanics.

Q:	When can I exercise the Warrants?
A:

Subject to satisfaction of the Warrant Exercise Conditions, the Warrants are exercisable at any time and from time to time following the Distribution Date until the expiration of the Warrants, which expiration shall be at 5:00 p.m. New York City time on the Expiration Date (or until any earlier deadline applied by your broker).

These and/or any other conditions to the exercise of the Warrants will be set forth in the Warrants themselves.

Q:	How do I exercise the Warrants?
A:

Subject to satisfaction of the Warrant Exercise Conditions, each Warrant will be exercisable for one share of Datavault Common Stock by delivery to the Warrant Agent, at any time and from time to time following the Distribution Date until the expiration of the Warrants, which expiration shall be at 5:00 p.m. New York City time on the Expiration Date, of a “Notice of Exercise” in the form attached to the Warrants (each, a “Notice of Exercise”), in accordance with and pursuant to the terms of the Warrants. No Notice of Exercise will be deemed validly delivered unless it specifies a valid and accurate digital wallet address within a Datavault account, indicates the number of Dream Bowl Meme Coin II tokens held in such wallet, which number will be subject to verification by Datavault, and sets forth the email address associated with the applicable holder’s Datavault account. Verification of the Warrant Exercise Conditions may take up to five trading days from the date on which Datavault receives the applicable Notice of Exercise.

The Exercise Price must be paid in cash unless and to the extent that, at any time following the Distribution Date, there is no effective registration statement registering, or the prospectus contained therein is not available for, the issuance of the Warrant Shares upon exercise of the Warrants to the holder, in which case the Warrants may only be exercised pursuant to the “cashless exercise” provisions of the Warrants.

These and the other terms and conditions of the Warrants will be set forth in the Warrants themselves. Datavault intends to file a Form of Warrant with the SEC on the Distribution Date, and the terms of the Warrants will be described in greater detail in the Prospectus Supplement that Datavault intends to file with the SEC on the Distribution Date.

If you hold your Warrants in “street name” through a brokerage firm, bank, dealer or other similar organization, you should discuss with your broker, bank, dealer or other similar organization its procedures and timeline for effecting exercises on your behalf, because they may require that you give notice using a particular method and may require an earlier deadline than close of business on the expiration date.

Q:	How can I pay the Exercise Price for the Warrants?
A:	The Exercise Price must be paid in cash unless and to the extent that, at any time following the Distribution Date, there is no effective registration statement registering, or the prospectus contained therein is not available for, the issuance of the Warrant Shares upon exercise of the Warrants to the holder, in which case the Warrants may only be exercised pursuant to the “cashless exercise” provisions of the Warrants.

Q:	How are exercises of the Warrants settled? What happens upon settlement of the Warrants?
A:

If you validly exercise Warrants held by you by (i) submitting a valid Notice of Exercise with respect to such Warrants, (ii) paying the applicable Exercise Price with respect to such Warrants by the first trading day following submission of such Notice of Exercise (unless “cashless exercise” applies) and (iii) satisfying the Warrant Exercise Conditions (subject to Datavault’s verification, which may take up to five trading days from the date on which Datavault receives the applicable Notice of Exercise), VStock Transfer, LLC, as transfer agent for the Datavault Common Stock (the “Transfer Agent”), will issue to you a direct registration account statement representing the number of Warrant Shares set forth on the applicable Notice of Exercise on the Transfer Agent’s standard turnaround time, which Datavault expects to occur within two to four trading days after such valid exercise and verification.

If you hold your Warrants in “street name” through a brokerage firm, bank, dealer or other similar organization, and you exercise such Warrants, you will still be required to validly exercise your warrants as described above but you should contact your broker, bank, dealer or other similar organization regarding any additional procedures for exercising your Warrants and timing for receiving the underlying Warrant Shares.

Q:	What happens if I do not exercise my Warrants?
A:

If you do not exercise your Warrants by the Expiration Date, such Warrants will expire and have no value. Your rights under the Warrants will lapse with no further action required or penalty.

If other Warrant holders exercise their Warrants and Warrant Shares are issued to them while you do not exercise your Warrants, your percentage ownership in Datavault Common Stock will decline.

Q:	Can my broker impose an earlier deadline to exercise than Datavault’s expiration time?
A:	Yes. Your broker may require an earlier instruction deadline than the stated expiration time of the Warrants and may require you to submit notices by specific methods. We recommend confirming your broker’s procedures, cut-offs and method of notice well in advance. Datavault also intends to issue a public press release reminder ahead of expiration.

Q:	How do I know if I am a Record Datavault Common Holder?
A:

Stockholder of Record: Shares Registered in Your Name

If, at the close of business on January 7, 2026, your shares of Datavault Common Stock were registered directly in your name with the Transfer Agent, then you are the stockholder of record for these shares and a Record Datavault Common Holder.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, at the close of business on January 7, 2026, your shares of Datavault Common Stock were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”, and the organization holding your account is considered the stockholder of record, or the Record Datavault Common Holder, for purposes of the Distribution.

Q:	How do I know if I am a Record Datavault Warrant Holder, Record Datavault Note Holder or Record Datavault Award Holder?
A:

If, at the close of business on January 7, 2026, you held Record Datavault Warrants, Record Datavault Notes and/or Record Datavault Awards, such securities were registered directly in your name with Datavault and you are the holder of record for such securities and therefore a Record Datavault Warrant Holder, Record Datavault Note Holder and/or Record Datavault Award Holder, as applicable, you are entitled to participate in the Distribution (subject to the terms of the applicable Datavault Securities).

Record Datavault Warrants

Based on the books and records of Datavault, the following warrants to purchase Datavault Common Stock have the right to participate in the Distribution pursuant to their respective terms:

(i)            Common Stock Purchase Warrants, issued January 19, 2021;

(ii)           Common Stock Purchase Warrants, issued June 8, 2021;

(iii)          Common Stock Purchase Warrants, issued August 15, 2022;

(iv)          Common Stock Purchase Warrants, issued December 1, 2022;

(v)           Common Stock Purchase Warrants, issued February 3, 2023; and

(vi)          Certain Common Stock Purchase Warrants, issued February 13, 2024.

Record Datavault Notes

Based on the books and records of Datavault, there are no Record Datavault Notes outstanding as of the Record Date.

Record Datavault Awards

Based on the books and records of Datavault, certain shares of Datavault restricted stock and Datavault restricted stock units, in each case awarded pursuant to Datavault’s 2018 Long-Term Stock Incentive Plan, Technical Team Retention Plan of 2022 or inducement award grants, are issued and outstanding as of the Record Date, have not been exercised or converted and settled and are entitled to participate in the Distribution pursuant to the terms of their respective awards and/or grants.

Q:	If I am a holder of Datavault Common Stock, how will I receive my Warrants? Who do I contact if I have questions regarding my receipt of Warrants?
A:

Stockholder of Record: Shares Registered in Your Name

If, at the close of business on January 7, 2026, your shares of Datavault Common Stock were registered directly in your name with the Transfer Agent, then you are the stockholder of record for these shares and a Record Datavault Common Holder. The Warrant Agent will issue your Warrants to you in book-entry form on its books and records.

If you have questions regarding the receipt of your Warrants, please contact the Warrant Agent by phone or email at:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

Phone: (212) 828-8436

Email: Action@vstocktransfer.com

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, at the close of business on January 7, 2026, your shares of Datavault Common Stock were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”, and the organization holding your account is considered the stockholder of record, or the Record Datavault Common Holder, for purposes of the Distribution.

If you have questions regarding the receipt of your Warrants, you should contact the organization holding your account to determine how the Warrants will be distributed to your account.

Q:	If I am a holder of Datavault Securities, other than Datavault Common Stock, how will I receive my Warrants?
A:

If, at the close of business on January 7, 2026, you held Record Datavault Warrants, Record Datavault Notes and/or Record Datavault Awards, then such securities were registered directly in your name with Datavault and you are a Record Datavault Warrant Holder, Record Datavault Note Holder and/or record Datavault Award Holder and Datavault will instruct the Warrant Agent to issue your Warrants to you in book-entry form on its books and records.

If you have questions regarding the receipt of your Warrants, please contact the Warrant Agent by phone or email at:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

Phone: (212) 828-8436

Email: Action@vstocktransfer.com

Q:

What if I hold Record Datavault Warrants that have not been exercised in full, Record Datavault Notes that have not been converted in full and/or Record Datavault Awards that have not vested in full, or are otherwise subject to limitations on participating in the Distribution, in each case, as of the Record Date and/or the Distribution Date?

A:

The portion of the Distribution with respect to the unexercised portion of Record Datavault Warrants that have not been exercised in full, the unconverted portion of Record Datavault Notes that have not been converted in full and the unvested portion of Record Datavault Awards that have not vested in full shall be distributed on the same basis as the Distribution is made to Record Datavault Common Holders.

Q:	What are the tax consequences to Record Holders of accepting the Warrants?
A:

Record Datavault Common Holders and Record Datavault Award Holders

The Distribution is an in-kind distribution that may be a dividend (to the extent of Datavault’s current and accumulated earnings and profits (“E&P”)). With respect to Warrants issued to a Record Datavault Common Holder or Record Datavault Award Holder, any amount in excess of E&P would reduce a Record Datavault Common Holder or Record Datavault Award Holder’s tax basis in the Datavault Common Stock underlying the dividend and any amount in excess of that basis should constitute gain (this calculation is generally done on a share block-by-block basis). However, Datavault may elect to treat the entire amount as a dividend or may elect to report it in another manner as it decides is appropriate in consultation with Datavault’s tax preparers.

Record Datavault Warrant Holders

The tax treatment of the Distribution with respect to the Record Datavault Warrant Holders is unclear. Such distribution could be treated as an adjustment to conversion price and/or a dividend or may be subject to another treatment. Datavault will report such amounts in such manner as it decides is appropriate in consultation with Datavault’s tax preparers.

Q:	I am a non-U.S. Record Holder, am I eligible to participate in the Distribution?
A:	Yes, non-U.S. Record Holders are eligible to participate in the Distribution on the same terms and conditions as U.S. Record Holders.

Q:	Should I seek advice from legal and/or tax advisors before the Distribution?
A:

There may be legal and tax consequences from your receipt of the Distribution.

Datavault encourages all Record Holders to seek legal and tax advice from qualified legal counsel and a tax professional before receiving the Distribution and before exercising your Warrants.

No Offer or Solicitation

This FAQ shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Datavault intends to file a Prospectus registering the distribution of the Warrants for no consideration and the issuance of the Warrant Shares upon exercise of the Warrants with the SEC, which Prospectus will be available on the SEC’s website located at http://www.sec.gov. Eligible record equity holders of Datavault should read the Prospectus carefully when it is filed with the SEC, including the Risk Factors included and incorporated by reference therein.

Forward-Looking Statements

This FAQ may contain “forward-looking statements” (within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws) about Datavault AI Inc. (“Datavault,” the “Company,” “us,” “our,” or “we”) and our industry that involve risks and uncertainties. In some cases, forward-looking statements can be identified by words such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements, including, but not limited to, statements regarding our declaration and/or payment of dividends, our expectations regarding the terms and/or timing of the Distribution (including that the Datavault Board may change the Record Date and/or the Distribution Date and may revoke the Distribution entirely), the expiration date of the Warrants and any conditions to the exercise of the Warrants, including, without limitation, the Warrant Exercise Conditions, our intention to file a prospectus supplement registering the distribution of the Warrants for no consideration and the issuance of the Warrant Shares upon exercise of the Warrants with the SEC, and whether we will proceed with the Distribution, are necessarily based upon estimates and assumptions that, while considered reasonable by Datavault and its management, are inherently uncertain. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. There can be no assurance that future dividends will be declared, and the payment of any dividend is expressly conditioned on the Datavault Board not revoking any or all dividends before their respective distribution dates. Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties including, but not limited to, the following: risks related to legal proceedings that may be instituted against Datavault regarding the Distribution and/or the Warrants; risks associated with the right of the Datavault Board to change the Record Date and/or the Distribution Date, and/or to revoke the Distribution prior to the Distribution Date; the availability from time to time of the Prospectus and/or an effective registration statement covering the issuance of the Warrant Shares; changes in economic, market or regulatory conditions; and other risks and uncertainties as more fully described in Datavault’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024 and other filings that Datavault makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov, and could cause actual results to vary from expectations.

The forward-looking statements made in this FAQ relate only to events as of the date on which the statements are made. Datavault undertakes no obligation to update any forward-looking statements made in this FAQ to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law. Datavault may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Datavault’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.